SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     August 29, 2002


                     FIRST LITCHFIELD FINANCIAL CORPORATION
               (Exact name of Registrant as Specified in Charter)


       Delaware                         0-28815                  06-1241321
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(State or other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


13 North Street, Litchfield, Connecticut                             06759
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:   (860) 567-8752
                                                      --------------


                                       N/A
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      (Former Name or Former Address, if Changed Since Last Report

Form 8-K, Current Report
First Litchfield Financial Corporation


Item 5.      Other Events.
             ------------

             Cash Dividend.
             -------------

     The Board of Directors of First Litchfield Financial Corporation declared a $0.10 per share quarterly cash dividend at their August 29, 2002 Board Meeting.

     The  quarterly   cash  dividend  will  be  paid  on  October  25,  2002  to stockholders of record as of September 6, 2002.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Dated:  September 4, 2002              FIRST LITCHFIELD FINANCIAL CORPORATION


                                       By  /s/ Joseph J. Greco
                                           -------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer